                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:

[ ]  PRELIMINARY PROXY STATEMENT     [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

[X]  DEFINITIVE PROXY STATEMENT           (AS PERMITTED BY RULE 14a-6(e)(2))

[ ]  DEFINITIVE ADDITIONAL MATERIALS

[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14a-11(C) OR RULE 14a-12

                            CFS BANCORP, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT) PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.

     (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:____

     (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:_______

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
         COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS
         DETERMINED):________________________________________________________

     (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:____________________

     (5) TOTAL FEE PAID:_____________________________________________________

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     (1) AMOUNT PREVIOUSLY PAID:_____________________________________________

     (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:_______________________

     (3) FILING PARTY:_______________________________________________________

     (4) DATE FILED:_________________________________________________________

[CFS LOGO]

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-5500

                                                                  March 27, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of CFS Bancorp, Inc. The meeting will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 25, 2000 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in CFS Bancorp, Inc. are sincerely appreciated.

                                          Best regards,

                                          /s/ Thomas F. Prisby

                                          Thomas F. Prisby
                                          Chairman of the Board and
                                          Chief Executive Officer

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-5500

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2000

                               ------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of CFS Bancorp, Inc. (the "Company") will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 25, 2000 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          (1) To elect two directors for a three-year term expiring in 2003, and until their successors are elected and qualified;

          (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000;

          (3) To consider and vote upon a stockholder's proposal, if presented at the Annual Meeting; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 10, 2000 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Monica F. Sullivan

                                          Monica F. Sullivan
                                          Corporate Secretary

Munster, Indiana
March 27, 2000

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                               CFS BANCORP, INC.

                               ------------------

                                PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 25, 2000

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of CFS Bancorp, Inc. (the "Company"), the parent holding company of Citizens Financial Services, FSB ("Citizens Financial" or the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 25, 2000 at 10:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 27, 2000.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for director described herein, "FOR" ratification of the appointment of Ernst & Young LLP for fiscal 2000, "AGAINST" the stockholder's proposal and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Corporate Secretary, CFS Bancorp, Inc.); (ii) submitting a duly-executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

     Only stockholders of record at the close of business on March 10, 2000 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 18,328,643 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of a majority of the total votes present in person and by proxy and entitled to vote is required to ratify the appointment of the independent auditors and to approve the stockholder's proposal. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. However, because of the vote required to ratify the appointment of the independent auditors and to approve the stockholder's proposal to conduct semi-annual studies, abstentions will have the effect of a vote against such proposals. Under rules of the New York Stock Exchange, each of the proposals, except for the stockholder's proposal, is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, accordingly, there will be no "broker non-votes" with respect to such matters. The stockholder's proposal is considered a "non-discretionary" item and brokerage firms which have received no instructions from their clients will have no discretion with respect to voting on such items. Broker non-votes will have no effect on the stockholder's proposal.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms and until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2003, and until their successors are elected and qualified.

     Except for James W. Prisby who is the brother of Thomas F. Prisby, no nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company and of the Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of the Company, including tenure as a director. All of the below-listed directors also serve as directors of the Bank.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2003

                                                PRINCIPAL OCCUPATION DURING                     DIRECTOR
                NAME                   AGE(1)   THE PAST FIVE YEARS                              SINCE
                ----                   ------   ---------------------------                     --------
Gene Diamond.........................    47     Director of the Bank since 1994; President and    1998
                                                Chief Executive Officer of St. Margaret Mercy
                                                Healthcare Centers, located in Hammond and
                                                Dyer, Indiana, since April 1993.
James W. Prisby......................    49     Vice Chairman, President and Chief Operating      1998
                                                Officer of the Company since 1998 and of the
                                                Bank since February 1996; previously Executive
                                                Vice President of the Bank from 1993 to 1996
                                                and Corporate Secretary of the Bank from 1977
                                                to 1996. Mr. Prisby joined the Bank in 1974 as
                                                internal auditor. Mr. Prisby is the brother of
                                                Mr. Thomas F. Prisby.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

DIRECTORS WHOSE TERMS ARE CONTINUING

                     DIRECTORS WITH A TERM EXPIRING IN 2001

                                                PRINCIPAL OCCUPATION DURING                     DIRECTOR
                NAME                   AGE(1)   THE PAST FIVE YEARS                              SINCE
                ----                   ------   ---------------------------                     --------
Thomas F. Prisby.....................    58     Chairman of the Board and Chief Executive         1998
                                                Officer of the Company since 1998 and of the
                                                Bank since February 1996. Previously, Mr.
                                                Prisby served as the President and Chief
                                                Operating Officer of the Bank from 1989 to
                                                1996. Mr. Prisby joined the Bank in 1982 as
                                                Executive Vice President. Mr. Prisby is the
                                                brother of Mr. James W. Prisby.
Daniel P. Ryan.......................    59     Vice Chairman of the Company; Director of the     1998
                                                Bank since July 1998; Prior to the merger of
                                                SuburbFed Financial Corp. ("SFC") with and
                                                into the Company in July 1998, Mr. Ryan served
                                                as President and Chief Executive Officer of
                                                SFC and Suburban Federal Savings, a Federal
                                                Savings Bank ("Suburban Federal").

                     DIRECTORS WITH A TERM EXPIRING IN 2002

                                                PRINCIPAL OCCUPATION DURING                     DIRECTOR
                NAME                   AGE(1)   THE PAST FIVE YEARS                              SINCE
                ----                   ------   ---------------------------                     --------
Sally A. Abbott......................    65     Director of the Bank since 1986; currently        1998
                                                retired; Ms. Abbott retired from the Bank as a
                                                Vice President in 1994.
Gregory W. Blaine....................    51     Director of the Bank since 1998; former           1998
                                                Chairman and Chief Executive Officer of TN
                                                Technologies; Mr. Blaine has served in various
                                                capacities with True North Communications,
                                                Inc., the parent of TN Technologies, since
                                                1979, including director of Global Operating
                                                Systems and as a member of the Board from 1990
                                                to 1997.
Thomas J. Burns......................    66     Director of the Bank since 1994; Mr. Burns has    1998
                                                operated the Burns-Kish Funeral Homes,
                                                Hammond, Indiana, since 1954.

---------------
(1) As of March 10, 2000.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is information with respect to the principal occupations during the last five years for the two executive officers of the Company and the Bank who do not serve as directors of the Company. All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified. As of the date hereof, no executive officer set forth below is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

     John T. Stephens. Age 55. Mr. Stephens currently serves as Executive Vice President and Chief Financial Officer of the Company. Mr. Stephens also currently serves as Executive Vice President, Chief

Financial Officer and Treasurer as well as a director of the Bank and has done so since 1993. Mr. Stephens joined the Bank in 1983 as Senior Vice President, Chief Financial Officer and Treasurer.

     Jeffrey C. Stur. Age 51. Mr. Stur has served as Senior Vice President of the Bank for Lending since February 1995. Prior to February 1995, Mr. Stur had served as Vice President of the Bank for Lending since October 1980. Mr. Stur has been employed by the Bank since 1972 and has previously served as a loan officer, a staff appraiser and the Manager of the Appraisal Department.

STOCKHOLDER NOMINATIONS

     Article IV, Section 4.15 of the Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. Any such nomination by a stockholder with respect to the Annual Meeting must have been delivered or received no later than the close of business on December 4, 1999. No such nominations by stockholders were received.

COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, 1999, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

DIRECTOR NOMINATIONS; MEETINGS OF THE BOARD OF THE COMPANY

     Nominations for director of the Company are made by the Board of Directors of the Company. During the fiscal year ended December 31, 1999, the Board of Directors of the Company met ten times. No director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has been a director and the total number of meetings held by all committees of the Board on which he/she served during the periods that he/she served.

COMMITTEES

     The Board of Directors of the Company has established an Audit Committee and a Compensation and Benefits Committee (the "Compensation Committee"), among others.

     The Audit Committee, which is a joint committee made up of members of the Board of Directors of the Company and the Bank, reviews the records and affairs of the Company and its financial condition. The Audit Committee reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Further, the Audit Committee ensures that the Company's internal policies and procedures relative to the underwriting of loans is adhered to by management. The current members of the Audit Committee are

Mr. Alan L. Wischhover, who is Chairman of the Committee and a director of the Bank, Ms. Abbott, Mr. Burns, and Mr. Ryan. The Audit Committee met four times in 1999.

     The Compensation Committee is comprised of at least three directors who are independent of management and the Company. Members of the Compensation Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Committee members are required to be financially literate, and at least one member will have large company experience in the areas of human resources and compensation management. During 1999, the members of the Compensation Committee were Sally A. Abbott, Gregory W. Blaine, and Gene Diamond (Chairman). No member of the Committee is a current officer or employee of the Company, the Bank or any of its subsidiaries. Ms. Abbott is a former Vice President of the Bank. The Compensation Committee met four times in 1999.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee has been established by the Board of Directors in order to assist in the development and oversight of human resources policies, compensation policies, incentive plans, stock benefit programs and other employee compensation and benefits issues. The Compensation Committee also established policies regarding compensation of the Company's executive officers and, pursuant to such policies, makes recommendations to the full Board of Directors for compensation of and benefits to the Company's executive officers.

     The Compensation Committee members recognize that the Company must attract, retain and motivate the best people to achieve performance goals that reward management for outstanding performance while serving the financial interests of the Company and its stockholders.

     To do so, the Company must compensate its executives fairly and competitively in the markets in which it competes. The competitive market for the Company's executives is primarily banks and thrifts of a similar asset size located throughout the Midwest section of the United States.

     The Company's compensation philosophy is to provide its executives, including the Chairman and Chief Executive Officer ("CEO"), with conservatively competitive base salaries along with performance-based annual and long-term incentives which provide an appropriate balance and focus between near-term and long-term objectives of the Company. The compensation model for executives of the Company targets total compensation to be competitive (at least the 50th percentile) when measured against a range of selected comparable companies, including financial institutions in the Company's size range. Executive compensation is comprised of base salary (targeted to the low 25th percentile), short and long-term incentives, and deferred compensation.

     In considering the compensation levels for officers of the Company and the Bank, the Committee reviewed total compensation levels of executives in comparable positions at selected similar institutions and recommended to the Board of Directors base and total compensation amounts for each executive based on such review, among other factors, using a regression formula based on the Company's $1.4 billion asset size. The Compensation Committee also retained an independent compensation consultant in order to assist the committee by preparing a compensation analysis and by compiling compensation data from various sources, including the ECS Financial Institutions Benchmark Compensation Survey (1998); the BAI Bank Cash Compensation Survey (1998); and 1998 publicly disclosed compensation data from proxy statements for selected peer group organizations.

     Chairman Prisby's compensation base, targeted to the lower 25th percentile, was deemed appropriate and equitable based on:

     - the Bank's implementation of its long-term strategic plan to transform its business from a traditional thrift to a full-service financial center;

     - the Bank's maintenance of capital at adequate levels in excess of regulatory requirements, sound lending policies, prudent pricing practices, efficient operating policies and effective investment management;

     - management's efforts in the Bank's consolidation of the acquired SFC; and

     - management's efforts to enhance shareholder value in a conservative, cost effective, and revenue generating manner.

     The Compensation Committee is responsible for the approval and administration of the base salary and annual bonus compensation programs as well as awards under the Company's stock option program and Recognition and Retention Plan. In determining executive compensation levels, the Compensation Committee considers: salary and bonus levels which will attract and retain qualified executives when considered with the other components of the Company's compensation structure; specific annual performance criteria; and rewarding executive officers for continuous improvement in those areas which contribute to increases in stockholder value.

     The level of any salary increase will be based upon an executive's job performance over the year in conjunction with Company goals of profitability, growth and customer satisfaction. Economic conditions and peer group compensation surveys will provide additional information to support the compensation planning process.

     Under the Company's 1998 Stock Option Plan, the Compensation Committee determines which officers, key employees and non-employee directors will be granted options, whether such options will be granted options as incentive or compensatory options (in case of options to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. During 1999, 181 individuals were granted an aggregate of 1,339,400 options from the total of 1,785,375 shares reserved for issuance under the plan. The awards to the Company's executive officers were reviewed with the Company's compensation consultants and other professionals, including the Company's accountants and attorneys, as to propriety and reasonableness as compared to historical levels of grants within the financial services industry. No further awards under the Stock Option Plan are anticipated to be made to the Company's executive officers.

     Officers, key employees and directors of the Company who are selected by the Compensation Committee are eligible to receive benefits under the Company's Recognition and Retention Plan ("RRP"). During 1999, 92 individuals were awarded an aggregate of 707,000 shares of stock under the RRP program from the total amount available of 714,150 shares. Again, the award levels were reviewed with compensation consultants and other professionals, including the Company's accountants and attorneys, as to propriety and reasonableness compared to historical levels of grants within the financial services industry.

                                          Sally A. Abbott
                                          Gregory W. Blaine
                                          Gene Diamond

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Determinations regarding compensation of the Company's and Bank's employees are made by the Compensation and Benefits Committee of the Board of Directors. Ms. Abbott, who was formerly Vice President of the Bank, and Messrs. Diamond and Blaine, are the current members of the Compensation and Benefits Committee, and also serve as directors of the Bank.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the years ended December 31, 1999, 1998 and 1997 to the Chairman and Chief Executive Officer and the five highest paid executive officers of the Company, and its subsidiaries, whose total annual compensation during fiscal 1999 exceeded $100,000.

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                   ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                       ------------------------------------------- -----------------------------------------
                                                                                              AWARDS               PAYOUTS
                                                                       OTHER       ----------------------------- -----------
                                                                       ANNUAL                       SECURITIES
          NAME AND                                                  COMPENSATION     RESTRICTED     UNDERLYING      LTIP
     PRINCIPAL POSITION         YEAR      SALARY        BONUS          (1)(2)         STOCK(3)       OPTIONS       PAYOUTS
     -----------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby              1999     $348,964      $ 6,385        $204,907       $1,400,000       210,000         --
  Chairman and Chief            1998     $356,383      $89,060        $139,272               --            --         --
  Executive Officer             1997     $333,600      $53,206        $113,036               --            --         --
     -----------------------------------------------------------------------------------------------------------------
  James W. Prisby               1999     $308,732      $ 5,747        $180,660       $1,100,000       165,000         --
  President and Chief           1998     $314,830      $78,627        $119,607               --            --         --
  Operating Officer             1997     $294,680      $46,688        $ 93,849               --            --         --
     -----------------------------------------------------------------------------------------------------------------
  John T. Stephens              1999     $224,222      $ 4,168        $ 78,966       $  800,000       120,000         --
  Executive Vice President      1998     $231,990      $57,733        $ 53,245               --            --         --
  and Chief Financial Officer   1997     $216,840      $33,482        $ 42,237               --            --         --
     -----------------------------------------------------------------------------------------------------------------
  Jeffrey C. Stur               1999     $ 98,787      $ 1,834              --       $  175,000        25,000         --
  Senior Vice President-        1998     $ 98,191      $46,223              --               --            --         --
  Commercial Lending            1997     $ 86,700      $11,688              --               --            --         --
     -----------------------------------------------------------------------------------------------------------------
  Byron G. Thoren (6)           1999     $161,154           --        $ 36,131               --      45,900(7)        --
  Executive Vice President      1998     $ 76,706      $ 1,255              --               --            --         --
     -----------------------------------------------------------------------------------------------------------------
  Steven E. Stock (6)           1999     $139,012           --        $  6,370               --      36,600(7)        --
  Senior Vice President         1998     $ 69,135      $ 1,131              --               --            --         --
     -----------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------

-----------------------------  ----------------
-----------------------------  ----------------

                                  ALL OTHER
          NAME AND               COMPENSATION
     PRINCIPAL POSITION             (4)(5)
                               ----------------
  Thomas F. Prisby                 $58,328
  Chairman and Chief               $30,001
  Executive Officer                $ 9,500
     ---------------------------------------------------------------------------
  James W. Prisby                  $48,585
  President and Chief              $30,001
  Operating Officer                $ 9,500
     ------------------------------------------------------------------------------------------------------------
  John T. Stephens                 $39,935
  Executive Vice President         $28,893
  and Chief Financial Officer      $ 9,500
     -----------------------------------------------------------------------------------------------------------------   -----------
-----
  Jeffrey C. Stur                  $22,608
  Senior Vice President-           $25,733
  Commercial Lending                    --
     -----------------------------------------------------------------------------------------------------------------   -----------
-----
  Byron G. Thoren (6)              $13,515
  Executive Vice President         $ 9,940
     -----------------------------------------------------------------------------------------------------------------   -----------
-----
  Steven E. Stock (6)              $11,265
  Senior Vice President            $ 8,959
     -----------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------   ----------
------
                               ----------------

---------------
(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officer during the year ended December 31, 1999 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Amounts shown represent the payment of deferred supplemental retirement benefits in the amount equal to the difference between the benefits that would be payable under the Bank's retirement plans but for the limitation set forth in the Internal Revenue Code of 1986, as amended (the "Code") with respect to includable compensation and the maximum benefit payable under the Bank's retirement plans.

(3) Represents the grant of 140,000, 110,000, 80,000 and 17,500 shares of restricted Common Stock to Messrs. Thomas Prisby, James Prisby, Stephens and Stur, respectively, pursuant to the Company's 1998 Recognition and Retention Plan and Trust Agreement ("Recognition Plan Trust"), which were deemed to have had the indicated value at the date of grant, and which had a fair market value at December 31, 1999 of $1,303,750, $1,024,375, $745,000,
    $162,969, respectively. The awards vest 20% per year from the date of grant. Dividends paid on the restricted Common Stock are held by the Recognition Plan Trust and paid to the recipient when the restricted stock vests.

(4) For 1999, consists of the Bank's contributions to the Bank's 401(k) profit sharing plan of $4,800, $4,800, $4,800, $3,124, $4,981 and $3,624 for the
    accounts of Messrs. Thomas Prisby, James Prisby, Stephens, Stur, Thoren and Stock, respectively; $17,133, $17,133, $17,087 and $10,950 allocated on behalf of Messrs. Thomas Prisby, James Prisby, Stephens and Stur, respectively, pursuant to the Company's Employee Stock Ownership Plan ("ESOP") and $36,395, $26,652, $18,048, $8,534 and $7,641 allocated

                                        (Footnotes continued on following page.)

     to Messrs. Thomas Prisby, James Prisby, Stephens, Thoren and Stock, respectively, in 1999 pursuant to an excess benefit plan for amounts not allocated under the ESOP for 1998 due to limits under the Code (the "ESOP SERP").

(5) For 1998, includes $20,401, $20,401, $18,893, $18,413, $9,940 and $8,959
    allocated on behalf of Messrs. Thomas Prisby, James Prisby, Stur, Thoren and Stock, respectively, pursuant to the ESOP.

(6) Messrs. Thoren and Stock became employees of the Company and the Bank on July 24, 1998 in connection with Bank's acquisition of SuburbFed Financial Corp. Messrs. Thoren and Stock are no longer employed by the Company or the Bank.

(7) The options indicated expired October 1, 1999 due to the termination of employment of Messrs. Thoren and Stock.

STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended December 31, 1999.


                                                                                    POTENTIAL REALIZABLE VALUE
                                                                                      AT ASSUMED ANNUAL RATES
                                      OPTION GRANTS IN LAST FISCAL YEAR             OF STOCK PRICE APPRECIATION
                                              INDIVIDUAL GRANTS                         FOR OPTION TERM(4)
                                            % OF TOTAL
                              OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION
              NAME           GRANTED(1)   TO EMPLOYEES(2)   PRICE(3)      DATE           5%            10%
     Thomas F. Prisby         210,000         15.68%         $10.00      4/06/09     $1,320,900     $3,347,400
---------------------------------------------------------------------------------------------------------------------
     James W. Prisby          165,000          12.32         $10.00      4/06/09     $1,037,850     $2,630,100
---------------------------------------------------------------------------------------------------------------------
     John T. Stephens         120,000           8.96         $10.00      4/06/09     $  754,800     $1,912,800
---------------------------------------------------------------------------------------------------------------------
     Jeffrey C. Stur           25,000           1.87         $10.00      4/06/09     $  157,250     $  398,500
---------------------------------------------------------------------------------------------------------------------
     Bryron G. Thoren (5)      45,900           3.43         $10.00     10/01/99             --             --
---------------------------------------------------------------------------------------------------------------------
     Steven E. Stock (5)       36,600           2.73         $10.00     10/01/99             --             --

---------------

(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.

(2) Percentage of options granted to all employees during fiscal 1999.

(3) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $16.29 and $25.94 at compounded rates of return of 5% and 10%, respectively.

(5) Messrs. Thoren and Stock are no longer employed by the Company or the Bank. Accordingly, the options granted to Messrs. Thoren and Stock expired on October 1, 1999.

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 1999 and options held at December 31, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF UNEXERCISED OPTIONS
                                                                                         AT YEAR END(1)
                                           SHARES ACQUIRED        VALUE      ---------------------------------------
                  NAME                       ON EXERCISE        REALIZED        EXERCISABLE        UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby                           --                    --               --                210,000
--------------------------------------------------------------------------------------------------------------------
  James W. Prisby                            --                    --               --                165,000
--------------------------------------------------------------------------------------------------------------------
  John T. Stephens                           --                    --               --                120,000
--------------------------------------------------------------------------------------------------------------------
  Jeffrey C. Stur                            --                    --               --                 25,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

---------------
(1) None of such options were in the money at December 31, 1999.

EMPLOYMENT AGREEMENTS

     In connection with the conversion of the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank, the Company and the Bank (the "Employers") entered into employment agreements with each of Messrs. Thomas F. Prisby, James W. Prisby and John T. Stephens (the "Executives"), which agreements superseded existing employment agreements with such persons. The Employers agreed to employ the Executives for a term of three years, in each case in their current respective positions. The agreements with the Executives are at their current salary levels. The Executives' compensation and expenses are paid by the Employers in the same proportion as the time and services actually expended by the Executives on behalf of each respective Employer. The employment agreements are reviewed annually by the Boards of Directors of the Employers. The term of the Executives' employment agreements shall be extended daily for a successive additional one-day period unless the Employers provide notice not less than 60 days prior to such date, not to extend the employment term.

     Each of the employment agreements is terminable with or without cause by the Employers. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Employers or the Employers change the Executive's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the Executive as a result of certain adverse actions which are taken with respect to the Executive's employment following a change in control of the Company, as defined, the Executive will be entitled to a cash severance amount equal to three times his average annual compensation, as defined, plus an amount to reimburse the Executive for certain tax obligations.

     A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Bank may determine to enter into similar employment agreements with other officers of the Company and/or the Bank in the future.

DIRECTORS' COMPENSATION

     Members of the Bank's Board of Directors, except for Messrs. Thomas F. Prisby, James W. Prisby and John T. Stephens, receive $1,800 per meeting attended of the Board, $350 per Compensation Committee meeting, $250 per Executive Committee meeting, $300 per Audit Committee meeting, $175 per Asset Liability Management Committee meeting and $100 per Trust Committee meeting attended. Mr. Daniel P. Ryan also receives $250 per meeting of the Advisory Board. None of the above directors receives fees for any committees on which they serve. Board fees are subject to periodic adjustment by the Board of Directors.

RETIREMENT PLAN

     The Bank maintains a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. All salaried employees at least age 21 who have completed at least one year of service are eligible to participate in the Retirement Plan. The Retirement Plan provides for a benefit for each participant, including executive officers named in the Executive Compensation Table above, equal to 1.5% of the participant's final average compensation (highest average annual compensation during 60 consecutive calendar months) multiplied by the participant's years (and any fraction thereof) of eligible employment. A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis and all assets are held in trust by the Retirement Plan trustee.

     The following table illustrates the annual benefit payable upon normal retirement at age 65 at various levels of compensation and years of service under the Retirement Plan.

                                                             YEARS OF SERVICE(1)
                                               -----------------------------------------------
                REMUNERATION                     15        20        25        30        35
                ------------                   -------   -------   -------   -------   -------
$125,000....................................   $28,125   $37,500   $46,875   $56,250   $65,625
 150,000....................................    33,750    45,000    56,250    67,500    78,750
 175,000(2).................................    36,000    48,000    60,000    72,000    84,000
 200,000(2).................................    36,000    48,000    60,000    72,000    84,000
 225,000(2).................................    36,000    48,000    60,000    72,000    84,000
 250,000(2).................................    36,000    48,000    60,000    72,000    84,000
 300,000(2).................................    36,000    48,000    60,000    72,000    84,000
 400,000(2).................................    36,000    48,000    60,000    72,000    84,000
 450,000(2).................................    36,000    48,000    60,000    72,000    84,000
 500,000(2).................................    36,000    48,000    60,000    72,000    84,000
 550,000(2).................................    36,000    48,000    60,000    72,000    84,000
 600,000(2).................................    36,000    48,000    60,000    72,000    84,000
 650,000(2).................................    36,000    48,000    60,000    72,000    84,000

---------------
(1) The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits, and there are no other offsets to benefits.

(2) For the fiscal year of the Retirement Plan beginning on January 1, 1999, the average final compensation for computing benefits under the Retirement Plan did not exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through cash payments made annually to each officer affected by such limitation. For the fiscal year of the Retirement Plan beginning on January 1, 1999, the maximum annual benefit payable under the Retirement Plan did not exceed $130,000 (as adjusted for subsequent years pursuant to Code provisions). The maximum years of service credited for benefit purposes is not limited.

     The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of June 30, 1999, the end of the 1999 plan year, for each of the individuals named in the Summary Compensation Table.

                                                                YEARS OF      AVERAGE
                                                                CREDITED      ANNUAL
                                                                SERVICE     EARNINGS(1)
                                                                --------    -----------
Thomas F. Prisby............................................       16        $154,000
James W. Prisby.............................................       24        $154,000
John T. Stephens............................................       15        $154,000
Jeffrey C. Stur.............................................       26        $106,000

---------------

(1) Reflects effect of limitation of compensation that may be used in calculating benefits under the provisions of the Code.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

PERFORMANCE GRAPH

     The following graph demonstrates comparison of the cumulative total returns for the Common Stock, the S&P 500, the SNL Thrift Index and the SNL $1B -- $5B Thrift Index from the close of trading on July 24, 1998, the date the Common Stock commenced trading, to the close of trading on December 31, 1999.

                               CFS BANCORP, INC.

                            TOTAL RETURN PERFORMANCE

                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------
                                                            Period Ending
                         -----------------------------------------------------------------------------------
         Index            07/24/98    09/30/98    12/31/98    03/31/99    06/30/99    09/30/99    12/31/99
------------------------------------------------------------------------------------------------------------
 CFS Bancorp, Inc.        100.00      86.89         88.77       93.36       98.02       94.22       84.80
------------------------------------------------------------------------------------------------------------
 S&P 500                  100.00      89.45        108.47      113.87      121.90      114.28      131.29
------------------------------------------------------------------------------------------------------------
 SNL Thrift Index         100.00      79.22         86.13       86.73       85.70       75.46       70.36
------------------------------------------------------------------------------------------------------------
 SNL $1B-$5B Thrift
   Index                  100.00      77.88         85.25       80.61       87.37       79.47       76.34
------------------------------------------------------------------------------------------------------------

     The above graph represents $100 invested in the Common Stock at $11.4375 per share, the closing price per share as of July 24, 1998, the date it commenced trading on the Nasdaq Stock Market. The cumulative total returns include the payment of dividends by the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL
NAME OF BENEFICIAL OWNER                                       OWNERSHIP AS OF         PERCENT OF
OR NUMBER OF PERSONS IN GROUP                                 MARCH 10, 2000(1)       COMMON STOCK
-----------------------------                                 -----------------       ------------
CFS Bancorp, Inc............................................      1,428,189(2)            7.74%
Employee Stock Ownership Plan
707 Ridge Road
Munster, Indiana 46321
Thomson Horstmann & Bryant, Inc.............................      1,472,300               7.98%
Park 80 West/Plaza One
Saddle Brook, New Jersey 07663
Directors:
Sally A. Abbott.............................................         47,718(3)(4)            *
Gregory W. Blaine...........................................         25,900(5)               *
Thomas J. Burns.............................................         38,117(6)               *
Gene Diamond................................................         64,560(7)               *
James W. Prisby.............................................        343,785(3)(8)         1.86%
Thomas F. Prisby............................................        277,734(3)(9)         1.51%
Daniel P. Ryan..............................................        276,137(10)           1.50%
Other Executive Officers:
John T. Stephens............................................        159,188(3)(11)           *
Jeffrey C. Stur.............................................         37,593(12)              *
All Directors and Executive Officers of the Company as a
  group (9 persons).........................................      1,270,732(2)            6.88%

---------------
  *  Represents less than 1% of the outstanding stock.

 (1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

 (2) The ESOP was established by an agreement between the Company and Messrs. James W. Prisby and John T. Stephens and Ms. Janice S. Dobrinich who act as trustees of the plan ("Trustees"). Under the terms of the ESOP, the allocated shares held in the ESOP will be voted in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. As of the Voting Record Date, 232,060 shares held by the ESOP had been allocated to the accounts of participating employees. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the ESOP.

                                        (Footnotes continued on following page.)

 (3) Includes with respect to Ms. Sally Abbott and Messrs. James Prisby, Thomas Prisby and John Stephens, 9,078, 16,451, 19,300 and 15,453 shares, respectively, held by a trust established by the Company to fund its obligations with respect to deferred supplemental retirement benefits. Ms. Abbott and Messrs. Stephens, James Prisby and Thomas Prisby each disclaim beneficial ownership of such shares except to the extent of their personal pecuniary interests therein.

 (4) Includes 2,400 shares subject to stock options which are exercisable within 60 days of March 10, 2000 and 16,000 shares held in the Recognition Plan Trust allocated to Ms. Abbott.

 (5) Includes 2,400 shares subject to stock options which are exercisable within 60 days of March 10, 2000 and 13,500 shares held in the Recognition Plan Trust allocated to Mr. Blaine.

 (6) Includes 2,400 shares subject to stock options which are exercisable within 60 days of March 10, 2000, 16,000 shares held in the Recognition Plan Trust allocated to Mr. Burns, 17,500 shares owned by Mr. Burns jointly with his spouse and 2,217 shares held in an individual retirement account.

 (7) Includes 2,400 shares subject to stock options which are exercisable within 60 days of March 10, 2000, 16,000 shares held in the Recognition Plan Trust allocated to Mr. Diamond and 1,160 shares held in an individual retirement plan.

 (8) Includes 33,000 shares subject to stock options which are exercisable within 60 days of March 10, 2000, 110,000 shares held in the Recognition Plan Trust allocated to Mr. James Prisby, 3,903 shares allocated to him pursuant to the ESOP, 25,931 shares held in the Bank's 401(k) profit sharing plan, 57,000 shares owned by Mr. James Prisby's children, 52,000 shares held in the James W. Prisby Trust for which Mr. James Prisby is the trustee and sole beneficiary and 23,000 shares held by Mr. Prisby as custodian for Phillip Prisby, his son. Also includes 22,500 shares held in the Donna A. Prisby Trust, Ms. Donna Prisby is the wife of Mr. James Prisby.

 (9) Includes 42,000 shares subject to stock options which are exercisable within 60 days of March 10, 2000, 140,000 shares held in the Recognition Plan Trust allocated to Mr. Thomas Prisby, 3,903 shares allocated to him pursuant to the ESOP and 13,463 shares held in the Bank's 401(k) profit sharing plan, 25,269 shares held in a trust of which Mr. Thomas Prisby is the trustee and sole beneficiary, 26,800 shares in an individual retirement account and 27,000 shares in a trust for the spouse of Mr. Thomas Prisby.

(10) Includes 10,800 shares which Mr. Ryan has the right to acquire pursuant to options granted under the stock option plans assumed in the acquisition of SuburbFed Financial Corp., 22,064 shares allocated under the Company's ESOP, 35,685 shares held in the Bank's 401(k) profit sharing plan and 5,200 shares subject to stock options which are exercisable within 60 days of March 10, 2000.

(11) Includes 24,000 shares subject to stock options which are exercisable within 60 days of March 10, 2000, 80,000 shares held in the Recognition Plan Trust allocated to Mr. Stephens, 3,749 shares allocated to him pursuant to the ESOP, 21,535 shares held in the Bank's 401(k) profit sharing plan and 14,980 shares owned by Mr. Stephens' spouse and daughter.

(12) Includes 5,000 shares subject to stock options which are exercisable within 60 days of March 10, 2000, 17,500 shares held in the Recognition Plan Trust allocated to Mr. Stur, 3,028 shares allocated to him pursuant to the ESOP, 11,865 shares held in the Bank's 401(k) profit sharing plan and 200 shares owned by Mr. Stur's children.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2000, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                             STOCKHOLDER'S PROPOSAL

     The Company received the proposal below from a stockholder of the Company pursuant to Rule 14a-8 under the 1934 Act. The name, address and number of shares owned by the stockholder presenting the proposal below is available from the Company and will be provided to stockholders upon the Company's receipt of an oral or written request for such information. For the reasons stated under "Response by Your Board of Directors," the Board of Directors believes that approval of the stockholder's proposal is not in the best interests of the Company or its stockholders and recommends a vote "AGAINST" the stockholder's proposal.

STOCKHOLDER'S PROPOSAL

     "To request the Board of Directors, and the Advisory Board, to independently conduct comprehensive semi-annual studies of all managerial and financial factors which affect, or could affect, current and future stockholder value. These studies will begin immediately and Directors will utilize, at a minimum, prudent methods and standards generally employed by financial analysts, stock analysts, and institutional investors in their evaluations of banking institutions and of attendant evolving conditions in the financial services industry. These studies will be reported properly to stockholders, except any strategic initiatives, such as informal or formal merger discussions, will only be reported after such discussions are concluded."

STOCKHOLDER'S SUPPORTING STATEMENT

     "Information with respect to requested semi-annual studies. This is a simple, straightforward proposal, it will simply ensure that all financial and managerial conditions affecting stockholder value will be prudently analyzed by each individual director using generally-accepted evaluation criteria on a continuing and regular basis. By requiring this subject as a specific agenda item at least every six months, each board and Advisory board director will have an ongoing opportunity to individually review emerging material (such as that related to recent new banking laws) which provide guidance for the manner in which CFS specifically, and banking institutions generally, can enhance stockholder value."

                      RESPONSE OF YOUR BOARD OF DIRECTORS

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE ABOVE STOCKHOLDER PROPOSAL FOR THE REASONS SET FORTH BELOW.

     Your Board of Directors believes that the proponent's proposal would be virtually impossible to implement. The proposal would have studies conducted on "...all managerial and financial factors which affect, or could affect..." stockholder value. There are innumerable managerial and financial factors which affect, or could affect, stockholder value, including changes in: general economic conditions; prevailing interest rates; real estate values (national and local); Federal monetary and fiscal policy; and, banking laws and regulations. It is unrealistic to expect the Board of Directors and the Advisory Board to identify and address all such factors. In addition, given the extensive nature of the studies which the proponent recommends, such studies easily could so dominate the Board's activities such that there would be little or no time for consideration of any other matters. It is unrealistic to expect your directors and Advisory Board members to attempt to continually prepare these types of reports on an on-going basis.

     The proponent suggests that the directors and Advisory Board members conduct the studies using the "...methods and standards generally employed by financial analysts, stock analysts, and institutional investors...." While the
Company's directors have a range of business and financial backgrounds and experiences, the Board of Directors again believes that it is impractical to impose on the directors and Advisory Board members the obligation to undertake studies using the methodologies and standards that professional analysts utilize. In addition, such efforts would be costly, both in terms of time and effort spent by the directors and Advisory Board members and in terms of consultation with and/or retention of professional analysts in an effort to comply with the recommended presentation.

     The proponent also recommends that the studies be reported to stockholders. The Board of Directors believes that this is both unnecessary and could adversely impact the ability of the Board of Directors to pursue potential strategic initiatives. Currently, like all other public companies, the Company must comply with Federal securities laws in furnishing information to its stockholders on a quarterly and annual basis and more frequently as circumstances warrant. In addition, to the extent that management and the Board of Directors believe, based on analysis of stockholder value, that it may be in the Company's best interest to pursue a particular strategic initiative, such as an acquisition, it would be unwise to put such information in the public domain, even upon the conclusion of such initiative. Such an approach could well impede the Company's ability to identify and negotiate potential corporate opportunities.

     While your Board of Directors is not in favor of the stockholder proposal, we wish to assure our stockholders that management and the Board of Directors remain committed to enhancing stockholder value. Management currently has ongoing contact with a group of financial analysts and institutional investors who follow our stock. We receive advice and conduct independent research on matters relating to our business on a continuing basis. Periodically, the Board of Directors is provided with analyses and reports from financial analysts and other third parties on matters regarding the value of community banks. In addition, management and the Board of Directors conduct strategic reviews and update our business plan and budget on at least an annual basis. While management and the Board of Directors is committed to enhancing stockholder value, we believe that the best approach for the Company is to continue its current efforts without the unreasonable and unrealistic burdens recommended by the stockholder proposal.

     FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS BELIEVES THAT THE STOCKHOLDER PROPOSAL IS NOT IN THE BEST INTEREST OF THE CORPORATION AND ITS SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE STOCKHOLDER PROPOSAL.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2001, must be received at the principal executive offices of the Company, 707 Ridge Road, Munster, Indiana 46321, Attention: Monica F. Sullivan, Corporate Secretary, no later than November 24, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $5,000, plus reimbursement for out-of-pocket expenses. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                          By Order of the Board of Directors

                                          /s/ Monica F. Sullivan

                                          Monica F. Sullivan
                                          Corporate Secretary

March 27, 2000

                        CFS BANCORP,INC.

                              PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
[                                                                                                                                  ]

This Proxy is being solicited on behalf of the Board of Directors of CFS Bancorp. Inc., pursuant to its bylaws for use only at the
Annual Meeting of Stockholders to be held on Tuesday, April 25, 2000, and at any adjournment thereof.

1. Election of Directors for three year                                     2. PROPOSAL to ratify the       FOR   AGAINST    ABSTAIN
   terms expiring in 2003 or until their                                       appointment of Ernst         [ ]     [ ]        [ ]
   successors are elected and qualified.         For  Withhold   For All       & Young LLP as independent
                                                 All     All      Except       auditors of the Company for
   Nominees: Gene Diamond and James W. Prieby                                  the year ending December 31,
   INSTRUCTIONS: To withhold authority to vote   [ ]     [ ]        [ ]        2000.
   for one or more of the nominees, write and
   name of such nominee(s) in the space                                    The Board of Directors recommends that you vote FOR the
   provided below.                                                         ratification of the appointment of Ernst & Young LLP as
                                                                           independent auditors of the Company.
   ---------------------------------------------
   The Board of Directors recommends a vote FOR                            3. STOCKHOLDER'S PROPOSAL to     FOR   AGAINST    ABSTAIN
   the election of the nominees listed above.                                 conduct semi-annual studies   [ ]     [ ]        [ ]
                                                                              of all managerial and
                                                                              financial factors which
                                                                              affect of could affect,
                                                                              current and future
                                                                              stockholder value.

                                                                           The Board of Directors recommends that you vote AGAINST
                                                                           the stockholder's proposal.

                                                                           In their discretion, the proxies are authorized to vote
                                                                           upon such other matters as may properly come before the
                                                                           Annual Meeting.

                                                                           The undersigned hereby acknowledges receipt of notice of
                                                                           the Annual Meeting of Stockholders of CFS Bancorp, Inc.
                                                                           called for April 25, 2000 and the accompanying Proxy
                                                                           Statement and other materials prior to the signing of
                                                                           this Proxy.

                                                                                                     Date:                      2000
                                                                                                          ----------------------
                                                                           Signature(s)
                                                                                       ---------------------------------------------

                                                                           ---------------------------------------------------------



                                                                           Please sign this Proxy exactly as name appears on your
                                                                           stock certificate. When shares of the Company are held by
                                                                           joint tenants, both should sign. When signing this Proxy
                                                                           as attorney, executor, administrator, trustee, or
                                                                           guardian, please give full title as such. If the shares
                                                                           are owned by a corporation, please sign in full corporate
                                                                           name by President or other authorized officer. If a
                                                                           partnership or other entity owns the shares, please sign
                                                                           in partnership name, by authorized person.

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                           /\ FOLD AND DETACH HERE /\

                            YOUR VOTE IS IMPORTANT.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

REVOCABLE               CFS BANCORP, INC.           REVOCABLE
PROXY                                               PROXY

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CFS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS
  TO BE HELD ON APRIL 25, 2000 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of CFS Bancorp, Inc. ("Company"), or any successors thereto, as proxies with full power of substitution, to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on March 10, 2000 at the Annual Meeting of Stockholders to be held at the Center for Visual and Performing Arts, located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 25, 2000, at 10:00 a.m., Central Time, and any adjournment thereof.

     This Proxy will be voted as directed, but if the proxy card is returned and properly signed and no instructions are specified, this Proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors, FOR ratification of the Company's independent auditors, AGAINST the stockholder's proposal and otherwise at the discretion of the proxy holders. If you do not return this card, shares will not be voted.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
              PROMPTLY USING THE ENCLOSED ENVELOPE.

          (Continued and to be signed on reverse side.)


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